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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): JULY 6, 1998



                        MARCUM NATURAL GAS SERVICES, INC.
                        ---------------------------------
             (Exact name of Registrant as specified in its charter)



          DELAWARE                       0-19793                84-11698358
----------------------------     ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)


        1675 BROADWAY, SUITE 2150, DENVER, COLORADO            80202
        ---------------------------------------------------------------
          (Address of principal executive offices)           (Zip code)


       Registrant's telephone number, including area code: (303) 592-5555


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS.

         On July 6, 1998, Marcum Natural Gas Services, Inc., a Delaware corporation (the "Company"), filed a Certificate of Amendment to its Restated Certificate of Incorporation, as amended, effecting a 1-for-4 reverse split of its Common Stock, par value $.01 per share, effective as of 5:00 p.m., New York, New York time, on July 6, 1998. A copy of the Certificate of Amendment is attached as an exhibit hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C)      EXHIBITS

                  3.1 Certificate of Amendment to Restated Certificate of Incorporation, as amended, of Marcum Natural Gas Services, Inc.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   MARCUM NATURAL GAS SERVICES, INC.

                                   By:  /s/ W. Phillip Marcum
                                      ---------------------------------------
                                        W. Phillip Marcum
                                        President and Chief Executive Officer


Dated:   July 7, 1998

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                        MARCUM NATURAL GAS SERVICES, INC.
                                    FORM 8-K

                               DATED JULY 6, 1998

                                  EXHIBIT INDEX


EXHIBIT NO.               DESCRIPTION
-----------               -----------

    3.1 Certificate of Amendment to Restated Certificate of Incorporation, as amended, of Marcum Natural Gas Services, Inc.

                                       4